OAK ASSOCIATES FUNDS

White Oak Select Growth Fund (WOGSX)

Pin Oak Equity Fund (POGSX)

Rock Oak Core Growth Fund (RCKSX)

River Oak Discovery Fund (RIVSX)

Red Oak Technology Select Fund (ROGSX)

Black Oak Emerging Technology Fund (BOGSX)

Live Oak Health Sciences Fund (LOGSX)

SUPPLEMENT DATED JULY 11, 2014

TO THE SAI DATED FEBRUARY 28, 2014

This supplement provides new and additional information that replaces information contained in the SAI and should be read in conjunction with the SAI.

Effective July 11, 2014, the information below replaces in its entirety the text under the heading “FAIR VALUE COMMITTEE” on page 23 of the SAI:

FAIR VALUE COMMITTEE.  The Board has a standing Fair Value Committee that is composed of designated members of the Board of Trustees and various representatives of the Trust’s service providers, as appointed by the Board.  The Fair Value Committee operates under procedures approved by the Board.  The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available.  A minimum of two voting members shall be necessary to constitute a quorum of the Fair Value Committee.  Absent extraordinary circumstances, the Fair Value Committee shall consult with at least one representative of the Adviser.  In the event that any designated voting member of the Fair Value Committee cannot participate in a meeting, the decision of the Fair Value Committee and the methodology employed to determine the security’s value, will be documented and reported promptly to such absent member. The Fair Value Committee’s determinations are reviewed by the Board. As of the date of this SAI, in addition to the designated Trustees, the Trust President, the Trust Treasurer and two representatives of the Adviser serve as members of the Fair Value Committee.  The Fair Value Committee meets periodically, as necessary, and did not meet in the most recently completed fiscal year.

Effective July 11, 2014, the information below replaces Leslie Manna, President in its entirety under the heading “Trust Officers” on page 25 of the SAI:

•

CHARLES A. KIRALY (DOB 11/19/1969) – President (since 2014) – 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014.  Compliance Analyst III at Victory Capital Management Inc. from August 2005 to July 2006. Vice President for Fairport Asset Management, LLC from April 1996 to August 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.